ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)

(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2007

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET AS AT JULY 31, 2007
(Unaudited)
(Stated in U.S. Dollars)

	Royal Mines		(Note 3)		Pro-Forma
	And Minerals	Royal	Pro-Forma		Consolidated
	Corp.	Mines Inc.	Adjustments		Balance Sheet

ASSETS

Current
Cash and cash equivalents	$1,649	$539,402	$(23,500)	a	$517,551
Loans receivable – related party	-	4,500	-		4,500
Prepaid expenses	-	29,727	-		29,727
	1,649	573,629	(23,500)		551,778

Property and Equipment, net	1,828	266,667	-		268,495
Mineral Properties	-	15,500	-		15,500
Intellectual Property	-	200,000	-		200,000
Other Assets	-	7,051	-		7,051

	$3,477	$1,062,847	$(23,500)		$1,042,824

LIABILITIES

Current
Accounts payable and accrued
liabilities	$39,178	$34,343	$-		$73,521
Accounts payable – related party		57,324	-		57,324
NVRM Payable	-	102,683	-		102,683
Loans payable- related party	-	11,951	-		11,951
Share subscriptions received	-	-	-		-
Current portion of long-term debt	-	5,577	-		5,577
	39,178	211,878	-		251,056

Long-term debt	-	2,893	-		2,893
	39,178	214,771	-		253,949
STOCKHOLDERS’ EQUITY (DEFICIENCY)

Common Stock	37,469	32,183	(23,500)	a	46,152
			13,969	b
			(13,969)	c

Additional paid-in capital	90,721	2,019,399	(90,721)	b	2,005,430
			(13,969)	c

Contributed Surplus	-				-
Other Comprehensive Income	-				-
Deficit Accumulated During The
Exploration Stage	(163,891)	(1,203,506)	104,690	b	(1,262,707)
	(35,701)	848,076	(23,500)		788,875

	$3,477	$1,062,847	$(23,500)		$1,042,824

The accompanying notes are an integral part of these pro-forma consolidated financial statements

ROYAL MINES AND MINERALS CORP.
(formerlyCentrus VenturesInc.)
(An ExplorationStage Company)

PRO-FORMACONSOLIDATEDSTATEMENTSOF OPERATIONS
(Unaudited)
(Stated in U.S. Dollars)

							Pro-Forma
							Consolidated
	Royal Mines			Pro-Forma	Pro-Forma		Total
	And Minerals	Royal		Consolidated	Consolidated		Period from
	Corp.	Mines Inc		Total	Total		Inception
	Three Month	Three Month	(Note 3)	Three Month	Three Month		July 13
	Period Ended	Period Ended	Pro-Forma	Period Ended	Period Ended		2005, to
	July31, 2007	July31, 2007	Adjustments	July31, 2007	July31, 2006		July 31, 2007

Revenue	$-	$-	$-	$-	$-		$-

Expenses

Mineral exploration and
evaluation expenses	$-	$273,684	$-	$273,684	$25,337		$833,613
General and administrative	19,581	213,488	-	233,069	11,449		450,594
Depreciation and
amortization	148	25,000	-	25,148	-		33,481
	19,729	512,172	-	531,901	36,786		1,317,688

Loss from operations	(19,729)	(512,172)	-	(531,901)	(36,786)		(1,317,688)

Other income (expense)
Other income	-	-	-		-		94,115
Interest expense	-	934	-	934	-		338
	-	934	-	934	-		94,453

Net Loss	$(19,729)	$(511,238)	$-	$(530,967)	$(36,786)		$(1,223,235)

Basic And Diluted Loss Per
Share	$(0.00)	$(0.06)	-	$(0.01)	$(36.79)	$

Weighted Average Number
Of Shares Outstanding	37,468,926	30,091,455	n/a	46,152,252	1,000

The accompanying notes are an integral part of these pro-forma consolidated financial statements

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM INCEPTION, JULY 13, 2005 to JULY 31, 2007
(Unaudited)

				DEFICIT
	COMMON STOCK			ACCUMULATED
			ADDITIONAL	DURING THE
			PAID-IN	EXPLORATION
	SHARES	AMOUNT	CAPITAL	STAGE	TOTAL

Opening Balance, July 13, 2005	-	$-	$-	$-	$-

Shares issued for cash at $0.001 per
share	1,000	1	-	-	1

Net loss	-	-	-	(174,500)	(174,500)

Balance , April 30, 2006	1,000	1	-	(174,500)	(174,499)

Shares issued for cash at $0.001 per
share	12,500,000	12,500	-	-	12,500

Shares issued for cash at $0.01 per
share	7,800,000	7,800	70,200	-	78,000

Shares issued for mineral property at
$0.01 per share	1,050,000	1,050	9,450	-	10,500

Shares issued for cash at $0.10 per
share	1,250,000	1,250	123,750	-	125,000

Shares issued for cash Reg. S – Private
Placement at $0.10 per share	1,800,000	1,800	178,200	-	180,000

Shares issued for intellectual property
and equipment at $0.10 per share	2,000,000	2,000	198,000	-	200,000

Shares issued for cash Reg. S- Private
Placement 0.25 per share	2,482,326	2,482	618,099	-	620,581

Shares issued for cash Reg. D- Private
Placement 0.25 per share	3,300,000	3,300	821,700	-	825,000

Adjustment to number of shares issued
as a result of the reverse take-over
transaction:
Royal Mines Inc.	(32,183,326)	-	-	-	-
Royal Mines and Minerals Corp.	37,468,926	37,469	(37,469)	-	-
Royal Mines and Minerals Corp. -
shares returned to treasury	(23,500,000)	(23,500)	23,500	-	-

Issuance of shares to acquire Royal
Mines Inc.	32,183,326	-	-	-	-

Net asset deficiency of legal parent at
date of reverse take-over.	-	-	-	(39,472)	(39,472)

Net loss	-	-	-	(517,768)	(517,768)

Balance, April 30, 2007	46,152,252	46,152	2,005,430	(731,740)	1,319,842

Net loss	-	-	-	(530,967)	(530,967)

Balance, July 31, 2007	46,152,252	$46,152	$2,005,430	(1,262,707)	788,875

The accompanying notes are an integral part of these pro-forma financial statements

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	BASIS OF PRESENTATION

These pro-forma unaudited consolidated financial statements have been prepared from the unaudited consolidated financial statements of Royal Mines and Minerals Corp. (formerly Centrus Ventures Inc.) (“RMMC”) as of July 31, 2007 and the unaudited financial statements of Royal Mines Inc. (“Royal Mines”) as of July 31, 2007, giving effect to the Agreement and Plan of Merger (See Note 2) which was approved by the shareholders on October 5, 2007, as though it had occurred on April 30, 2007.

In the opinion of management of RMMC, these unaudited pro-forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Royal Mines by RMMC as described below.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of RMMC, and Royal Mines referred to above and included elsewhere in this 8-K.

These unaudited consolidated pro-forma financial statements are indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on April 30, 2007.

2.	AGREEMENT AND PLAN OF MERGER

Pursuant to the Agreement and Plan of Merger between RMMC, a Nevada Corporation, Royal Mines Acquisition Corp. (“Acquisition Corp”), a Nevada Corporation and a wholly-owned subsidiary of RMMC incorporated for the sole purpose of the merger transactions, and Royal Mines, a Nevada Corporation, on October 5, 2007 Acquisition Corp and Royal Mines merged and Acquisition Corp became the surviving company of the merger (the “First Merger”). Pursuant to the agreement, the shareholders of record of Royal Mines exchanged their shares of Royal Mines on a one for one basis for shares of RMMC resulting in RMMC issuing 32,183,326 common shares. Concurrently, the majority shareholder of RMMC returned 23,500,000 common shares of RMMC for cancellation in consideration of receiving a cash settlement of $23,500. Subsequent to the completion of the First Merger, on October 6, 2007 the Company completed a second merger whereby Acquisition Corp merged with and into RMMC, with RMMC continuing as the surviving corporation (the “Second Merger”). As part of the Second Merger, RMMC changed its name from Centrus Ventures Inc. to Royal Mines and Minerals Corp.

Since this transaction resulted in the shareholders of Royal Mines owning a majority of the issued and outstanding shares of RMMC, the transaction is accounted for as a reverse merger recapitalization and the consolidated financial statements are a continuation of the operations of Royal Mines and not of RMMC. The operations of RMMC will be included in the consolidated statement of operations from the effective date of the acquisition.

RMMC had a net asset deficiency at April 30, 2007 of $39,472, after the adjustment for the cash settlement to the majority shareholder of $23,500 (Note 3b). Therefore the ascribed value of the 32,183,326 shares issued to the shareholders of Royal Mines is $nil, with the net asset deficiency of $39,472 being charged to deficit.

ROYAL MINES AND MINERALS CORP.
(formerly Centrus Ventures Inc.)
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

2.	AGREEMENT AND PLAN OF MERGER (Continued) The acquisition is summarized as follows:

Current assets	$11,135
Non current assets	1,976
Total Assets	13,111

Current Liabilities	29,083
Shareholder settlement	23,500
52,583

Net asset deficiency	$(39,472)

The closing of the Merger was subject to shareholder approval which was received on October 5, 2007. All inter-company balances and transactions between RMMC, Acquisition Corp and Royal Mines have been eliminated from the pro-forma financial statements.

3.	PRO-FORMA ADJUSTMENTS

The unaudited pro-forma consolidated financial statements include the following pro-forma adjustments.

	a)	To record the purchase and cancellation of 23,500,000 common shares of RMMC from the principal shareholder for cash consideration of $23,500

	b)	To eliminate the capital stock and additional paid-in capital of RMMC (the net asset deficiency) against accumulated deficit.

	c)	To adjust the par value of the outstanding common shares of RMMC to actual.

4.	PRO-FORMA LOSS PER SHARE

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of RMMC issued pursuant to the proposed acquisition and merger had been outstanding since the beginning of the period.